SECURITIES AND EXCHANGE COMMISSION

                            Washington,  DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                              September 30, 1997
                                Date of Report
                       (Date of earliest event reported)


                             POWERCOLD CORPORATION
            (Exact name of registrant as specified in its charter)

                                   FORMERLY

                  INTERNATIONAL CRYOGENIC SYSTEMS CORPORATION


       Nevada                      33-19584                 23-2582701
(State of Incorporation)   (Commission File No.)   (IRS Employer Ident. No.)


                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                   (Address of principal executive offices)


                                  210 659-8450
                        (Registrant's telephone number)

















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ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On July 21, 1997, the Company and Rotary Power International, Inc. agreed to the First Amendment to the Plan and Agreement of Merger. The Parties agreed to amend Section 1.2 - The Closing by extending the Agreement an additional forty five (45) days.

The First Amendment to the Plan and Agreement of Merger, the extension on the Plan and Agreement of Merger between the Company and Rotary Power
International, Inc., expired on September 5, 1997, accordingly, the Plan and Agreement of Merger is no longer in effect.

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
     None

ITEM 5 - OTHER EVENTS
     None

ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS
     None

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM 8 - CHANGE IN FISCAL YEAR
     None




















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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   September 30, 1997


     POWERCOLD CORPORATION


     /s/Francis L. Simola
     ------------------------
     Francis L. Simola
     President/CEO






































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